December 31, 2014

• Pacific Select
Separate Account of
Pacific Life Insurance Company

Annual Report

The 2014 Annual Report for all underlying investment options may be mailed separately to Pacific Life Insurance Company variable life insurance policyholders with allocations to those options and should be read in conjunction with the Separate Account Annual Report included herein.

PACIFIC SELECT SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2014

	Variable Accounts
	High Yield Bond	Inflation Managed	Managed Bond	Equity Index	Growth	Main Street® Core	Small-Cap Growth
ASSETS
Investments in mutual funds, at value:
High Yield Bond Portfolio Class I *	$416,134
Inflation Managed Portfolio Class I *		$654,476
Managed Bond Portfolio Class I *			$915,813
Equity Index Portfolio Class I *				$1,483,463
Growth Portfolio Class I *					$298,980
Main Street Core Portfolio Class I *						$239,795
Small-Cap Growth Portfolio Class I *							$32,794

Total Assets	416,134	654,476	915,813	1,483,463	298,980	239,795	32,794

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	189	151	432	748	140	222	24
Mortality and expense risk fees	263	416	579	937	190	153	21

Total Liabilities	452	567	1,011	1,685	330	375	45

NET ASSETS	$415,682	$653,909	$914,802	$1,481,778	$298,650	$239,420	$32,749

Units Outstanding	7,645	13,213	16,394	20,525	4,696	3,211	1,813

Accumulation Unit Value	$54.37	$49.49	$55.80	$72.19	$63.59	$74.57	$18.06

Cost of Investments	$377,957	$734,257	$873,134	$881,780	$215,172	$157,742	$28,901

Shares Owned in each Portfolio	61,306	65,538	77,643	32,346	15,299	8,386	2,515

	Small-Cap Index	Emerging Markets	International Value	Fidelity® VIP Money Market Service Class
ASSETS
Investments in mutual funds, at value:
Small-Cap Index Portfolio Class I *	$911,362
Emerging Markets Portfolio Class I *		$479,178
International Value Portfolio Class I *			$542,396
Fidelity VIP Money Market Portfolio Service Class				$223,427
Receivables:
Due from Pacific Life Insurance Company	—	—	205	—

Total Assets	911,362	479,178	542,601	223,427

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	509	72	—	4
Mortality and expense risk fees	566	306	351	141

Total Liabilities	1,075	378	351	145

NET ASSETS	$910,287	$478,800	$542,250	$223,282

Units Outstanding	41,333	13,645	21,454	22,468

Accumulation Unit Value	$22.02	$35.09	$25.27	$9.94

Cost of Investments	$509,571	$472,548	$660,071	$223,427

Shares Owned in each Portfolio	50,856	31,696	51,354	223,427

*	The variable accounts did not receive any dividends or capital gains distributions from the underlying portfolios during the reporting period (See Note 3 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2014

	Variable Accounts
	High Yield Bond	Inflation Managed	Managed Bond	Equity Index	Growth	Main Street Core	Small-Cap Growth
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$—	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk fees	2,997	4,703	6,573	9,664	1,996	1,698	203
Net Investment Loss	(2,997)	(4,703)	(6,573)	(9,664)	(1,996)	(1,698)	(203)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	2,204	(7,978)	6,148	9,206	(713)	11,095	55
Capital gains distributions from mutual fund investments (1)	—	—	—	—	—	—	—
Realized Gain (Loss) on Investments	2,204	(7,978)	6,148	9,206	(713)	11,095	55
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(746)	28,857	35,096	166,911	25,295	14,352	(10)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($1,539)	$16,176	$34,671	$166,453	$22,586	$23,749	($158)

	Small-Cap Index	Emerging Markets	International Value	Fidelity VIP Money Market Service Class (2)
INVESTMENT INCOME
Dividends from mutual fund investments (1)	$—	$—	$—	$15
EXPENSES
Mortality and expense risk fees	6,156	3,599	4,177	1,043
Net Investment Loss	(6,156)	(3,599)	(4,177)	(1,028)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	4,216	3,595	(6,956)	—
Capital gains distributions from mutual fund investments (1)	—	—	—	—
Realized Gain (Loss) on Investments	4,216	3,595	(6,956)	—
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	34,685	(28,302)	(56,641)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$32,745	($28,306)	($67,774)	($1,028)

(1)	See Note 3 in Notes to Financial Statements.
(2)	Operations commenced during 2014 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
	High Yield Bond		Inflation Managed		Managed Bond
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	($2,997)	($2,852)	($4,703)	($5,126)	($6,573)	($7,180)
Realized gain (loss) on investments	2,204	2,413	(7,978)	(2,177)	6,148	849
Change in net unrealized appreciation (depreciation) on investments	(746)	26,283	28,857	(65,657)	35,096	(24,545)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,539)	25,844	16,176	(72,960)	34,671	(30,876)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfers between variable and fixed accounts, net	10,399	(17,824)	(36,447)	(24,377)	(106,465)	31,222
Policy maintenance charges	(4,707)	(4,736)	(4,973)	(5,786)	(7,910)	(9,797)
Policy benefits and terminations	(1,376)	—	(1,148)	—	—	(30,611)
Other (1)	(1,937)	(1,507)	(3,094)	(3,242)	(3,961)	(4,281)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	2,379	(24,067)	(45,662)	(33,405)	(118,336)	(13,467)
NET INCREASE (DECREASE) IN NET ASSETS	840	1,777	(29,486)	(106,365)	(83,665)	(44,343)
NET ASSETS
Beginning of Year	414,842	413,065	683,395	789,760	998,467	1,042,810
End of Year	$415,682	$414,842	$653,909	$683,395	$914,802	$998,467

	Equity Index		Growth		Main Street Core
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	($9,664)	($8,448)	($1,996)	($2,398)	($1,698)	($2,729)
Realized gain (loss) on investments	9,206	43,903	(713)	(52,745)	11,095	48,326
Change in net unrealized appreciation on investments	166,911	284,290	25,295	146,917	14,352	52,888
Net Increase in Net Assets Resulting from Operations	166,453	319,745	22,586	91,774	23,749	98,485
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfers between variable and fixed accounts, net	38,878	(94,909)	1,106	(134,850)	(15,662)	(148,914)
Policy maintenance charges	(7,412)	(6,680)	(1,403)	(1,615)	(1,996)	(2,916)
Policy benefits and terminations	—	—	—	(36,691)	—	(170,001)
Other (1)	(5,235)	(3,958)	(1,166)	(1,224)	(1,874)	(2,556)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	26,231	(105,547)	(1,463)	(174,380)	(19,532)	(324,387)
NET INCREASE (DECREASE) IN NET ASSETS	192,684	214,198	21,123	(82,606)	4,217	(225,902)
NET ASSETS
Beginning of Year	1,289,094	1,074,896	277,527	360,133	235,203	461,105
End of Year	$1,481,778	$1,289,094	$298,650	$277,527	$239,420	$235,203

(1)	Other policy transactions primarily consist of policy loans and loan repayments.

See Notes to Financial Statements

PACIFIC SELECT SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year/ Period Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
	Small-Cap Growth		Small-Cap Index		Emerging Markets
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	($203)	($140)	($6,156)	($5,713)	($3,599)	($3,455)
Realized gain on investments	55	532	4,216	4,229	3,595	1,403
Change in net unrealized appreciation (depreciation) on investments	(10)	5,307	34,685	256,294	(28,302)	40,610
Net Increase (Decrease) in Net Assets Resulting from Operations	(158)	5,699	32,745	254,810	(28,306)	38,558
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfers between variable and fixed accounts, net	13,218	(4,935)	8,364	(69,778)	(4,976)	107
Policy maintenance charges	(265)	(194)	(7,416)	(7,108)	(3,453)	(3,709)
Policy benefits and terminations	—	—	(1,893)	(6,895)	—	—
Other (1)	(104)	291	(5,382)	(4,400)	(3,943)	(3,141)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	12,849	(4,838)	(6,327)	(88,181)	(12,372)	(6,743)
NET INCREASE (DECREASE) IN NET ASSETS	12,691	861	26,418	166,629	(40,678)	31,815
NET ASSETS
Beginning of Year	20,058	19,197	883,869	717,240	519,478	487,663
End of Year	$32,749	$20,058	$910,287	$883,869	$478,800	$519,478

	International Value		Fidelity VIP Money Market Service Class (2)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	($4,177)	($4,223)	($1,028)
Realized gain (loss) on investments	(6,956)	(16,122)	—
Change in net unrealized appreciation (depreciation) on investments	(56,641)	133,477	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(67,774)	113,132	(1,028)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfers between variable and fixed accounts, net	(10,394)	(4,289)	224,123
Policy maintenance charges	(3,879)	(4,428)	(1,440)
Policy benefits and terminations	—	(56,018)	(82)
Other (1)	(4,424)	(4,731)	1,709
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(18,697)	(69,466)	224,310
NET INCREASE (DECREASE) IN NET ASSETS	(86,471)	43,666	223,282
NET ASSETS
Beginning of Year or Period	628,721	585,055	—
End of Year or Period	$542,250	$628,721	$223,282

(1)	Other policy transactions primarily consist of policy loans and loan repayments.
(2)	Operations commenced during 2014 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS

A summary of accumulation unit values ("AUV"), units outstanding, net assets, investment income ratios, expense ratios, and total returns for each year or period ended December 31 are presented in the table below.

	At the End of Each Year or Period
Variable Accounts For Each Year or Period	AUV	Units Outstanding	Net Assets	Investment Income Ratios (1)	Expense Ratios (2)	Total Returns (3)

High Yield Bond
2014	$54.37	7,645	$415,682	0.00%	0.70%	(0.33%)
2013	54.55	7,605	414,842	0.00%	0.70%	6.50%
2012	51.22	8,064	413,065	7.09%	0.70%	14.49%
2011	44.74	7,961	356,170	11.34%	0.70%	2.70%
2010	43.56	11,389	496,178	7.73%	0.70%	13.73%

Inflation Managed
2014	$49.49	13,213	$653,909	0.00%	0.70%	2.39%
2013	48.33	14,139	683,395	0.00%	0.70%	(9.55%)
2012	53.44	14,779	789,760	2.30%	0.70%	9.10%
2011	48.98	15,816	774,736	6.24%	0.70%	11.07%
2010	44.10	15,650	690,158	2.05%	0.70%	8.02%

Managed Bond
2014	$55.80	16,394	$914,802	0.00%	0.70%	3.70%
2013	53.81	18,556	998,467	0.00%	0.70%	(2.89%)
2012	55.41	18,820	1,042,810	5.06%	0.70%	9.95%
2011	50.40	19,757	995,693	6.21%	0.70%	3.12%
2010	48.87	16,608	811,686	3.42%	0.70%	8.20%

Equity Index
2014	$72.19	20,525	$1,481,778	0.00%	0.70%	12.59%
2013	64.12	20,105	1,289,094	0.00%	0.70%	31.00%
2012	48.95	21,961	1,074,896	2.38%	0.70%	14.96%
2011	42.58	22,895	974,800	3.05%	0.70%	1.11%
2010	42.11	23,304	981,280	2.01%	0.70%	14.01%

Growth
2014	$63.59	4,696	$298,650	0.00%	0.70%	8.12%
2013	58.82	4,718	277,527	0.00%	0.70%	33.27%
2012	44.13	8,160	360,133	0.92%	0.70%	17.41%
2011	37.59	8,228	309,290	1.07%	0.70%	(6.71%)
2010	40.30	13,261	534,340	1.10%	0.70%	10.46%

Main Street Core
2014	$74.57	3,211	$239,420	0.00%	0.70%	10.04%
2013	67.76	3,471	235,203	0.00%	0.70%	30.85%
2012	51.79	8,904	461,105	1.00%	0.70%	16.20%
2011	44.57	10,003	445,816	1.28%	0.70%	(0.22%)
2010	44.67	9,971	445,377	1.01%	0.70%	15.33%

Small-Cap Growth
2014	$18.06	1,813	$32,749	0.00%	0.70%	(0.33%)
2013	18.12	1,107	20,058	0.00%	0.70%	32.94%
2012	13.63	1,408	19,197	0.07%	0.70%	12.08%
2011	12.16	2,629	31,977	0.00%	0.70%	(3.77%)
2010	12.64	2,179	27,542	0.00%	0.70%	25.14%

Small-Cap Index
2014	$22.02	41,333	$910,287	0.00%	0.70%	3.66%
2013	21.25	41,602	883,869	0.00%	0.70%	37.31%
2012	15.47	46,355	717,240	1.05%	0.70%	15.32%
2011	13.42	51,912	696,514	0.64%	0.70%	(5.17%)
2010	14.15	45,114	638,345	0.81%	0.70%	25.54%

Emerging Markets
2014	$35.09	13,645	$478,800	0.00%	0.70%	(5.66%)
2013	37.19	13,967	519,478	0.00%	0.70%	7.99%
2012	34.44	14,159	487,663	0.76%	0.70%	20.67%
2011	28.54	15,765	449,951	2.23%	0.70%	(18.54%)
2010	35.04	7,561	264,924	1.08%	0.70%	26.13%

International Value
2014	$25.27	21,454	$542,250	0.00%	0.70%	(11.17%)
2013	28.45	22,097	628,721	0.00%	0.70%	20.83%
2012	23.55	24,847	585,055	3.49%	0.70%	16.99%
2011	20.13	25,462	512,465	8.99%	0.70%	(13.51%)
2010	23.27	32,389	753,720	2.75%	0.70%	1.87%

Fidelity VIP Money Market Service Class (4)
04/30/2014 – 12/31/2014	$9.94	22,468	$223,282	0.01%	0.70%	(0.46%)

See Notes to Financial Statements	See explanation of references on page 6

PACIFIC SELECT SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

Explanation of References for Financial Highlights on page 5

(1)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios, divided by the average daily net assets (See Note 3 in Notes to Financial Statements for information on dividends and distributions). These ratios are before the deduction of mortality and expense risk ("M&E") fees that are assessed against policyholder accounts. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized.

(2)	The expense ratios represent annualized policy fees and expenses of the Separate Account for each period indicated. These ratios include only those expenses that result in a direct reduction of unit values. Excluded are expenses of the underlying portfolios in which the variable accounts invest and charges made directly to policyholder accounts through the redemption of units (See Note 4 in Notes to Financial Statements). The expense ratios for periods of less than one full year are annualized.

(3)	Total returns reflect changes in unit values of the underlying portfolios and deductions for M&E fees assessed through the daily AUV calculation. These charges are assessed at an annual rate of 0.70% of the average daily net assets of each variable account as discussed in Note 4 in Notes to the Financial Statements. Total returns do not include deductions at the separate account or policy level for any cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges, or other charges that may be incurred under a policy which, if incurred, would have resulted in lower returns. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.

(4)	Operations commenced during 2014 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Select Separate Account (the “Separate Account”) of Pacific Life Insurance Company (“Pacific Life”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2014 is comprised of eleven subaccounts (“Variable Accounts”). The assets in each of the Variable Accounts invest in the corresponding portfolios of Pacific Select Fund (See Note 4) and Fidelity Variable Insurance Products Funds (collectively, the “Funds”). The following Variable Accounts invest in Class I shares of the corresponding portfolios of Pacific Select Fund with the exception of Fidelity VIP Money Market Service Class Variable Account, which invests in Fidelity VIP Money Market Portfolio Service Class (each a “Portfolio” and collectively the “Portfolios”).

High Yield Bond	Equity Index	Small-Cap Growth	International Value
Inflation Managed	Growth	Small-Cap Index	Fidelity VIP Money Market Service Class
Managed Bond	Main Street Core	Emerging Markets

Each of the Portfolios pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements.

The Fidelity VIP Money Market Service Class Variable Account commenced operations on April 30, 2014.

On April 30, 2014, the net assets of the Pacific Select Fund’s Cash Management Portfolio Class I, the underlying portfolio for the Cash Management Variable Account, were transferred to the Fidelity VIP Money Market Portfolio Service Class, the underlying portfolio for the Fidelity VIP Money Market Service Class Variable Account through a liquidation and plan of substitution (the “Substitution”). In connection with the Substitution, any units that remained in the Cash Management Variable Account after the close of business on April 30, 2014 were transferred to the Fidelity VIP Money Market Service Class Variable Account. Such transfers were based on the applicable Variable Account accumulation unit values and the relative net asset values of the Fidelity VIP Money Market Service Class Variable Account and Cash Management Variable Account, as of the close of business on April 30, 2014. The Cash Management Variable Account is not included in this annual report.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable life insurance policies, are obligations of Pacific Life.

The Separate Account funds modified single premium variable life insurance policies issued by Pacific Life. The investments of the Separate Account are carried at fair value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Separate Account qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to Investment Companies Topic of U.S. GAAP.

A. Valuation of Investments

Investments in shares of the Portfolios are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

B. Security Transactions and Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividends and capital gains distributions, if any, from mutual fund investments are recorded on the ex-dividend date.

C. Federal Income Taxes

The operations of the Separate Account will be reported on the Federal income tax return of Pacific Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. Under the current tax law, no Federal income taxes are expected to be paid by Pacific Life with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the policies.

3. DIVIDENDS AND DISTRIBUTIONS FROM MUTUAL FUND INVESTMENTS

All dividends and capital gains distributions, if any, received from the Portfolios of the Funds are reinvested in additional full and fractional shares of the related Portfolios and are recorded by the Variable Accounts on the ex-dividend date.

Each of the Portfolios in the Pacific Select Fund is either qualified as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”) (the “RIC Portfolios”) or treated as a partnership for Federal income tax purposes only (the “Partnership Portfolios”). Each of the RIC Portfolios utilized the consent dividend provision of section 565 of the Code to effectively distribute income and capital gains for tax purposes although they are not paid by the RIC Portfolios. In addition, the Partnership Portfolios are not required to distribute

PACIFIC SELECT SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

taxable income and capital gains for Federal income tax purposes. No dividends and capital gains distributions were received from any Portfolios in the Pacific Select Fund nor were they recorded by the applicable Variable Accounts in the Statements of Operations for the year ended December 31, 2014.

4. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS

Pacific Life deducts from the Separate Account daily charges for the mortality and expense risks Pacific Life assumes at an annual rate of 0.70% of the average daily net assets of each Variable Account. The mortality and expense risk fees are included in the accompanying Statements of Operations. The mortality risk assumed by Pacific Life is the risk that those insured may die sooner than predicted and therefore, Pacific Life will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is where expenses incurred in issuing and administering the policies will exceed the amounts realized from the fees and charges assessed against the policies.

The cost of insurance charge is the primary charge under the policy for the death benefit provided by Pacific Life which may vary by policy based on underwriting criteria. For some policies, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual policy. Most policies offer optional benefits that can be added to the policy by rider. The charges for riders can range depending on the individual policy. These fees are assessed directly to each policyholder account through a redemption of units. Surrender charges are included in policy benefits and terminations, and cost of insurance and charges for riders are included in policy maintenance charges in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by Pacific Life and are not reflected in the accompanying financial statements.

In addition to charges and expenses described above, the Variable Accounts also indirectly bear a portion of the operating expenses of the applicable Portfolios in which the Variable Accounts invest.

With respect to variable life insurance policies funded by the Separate Account, Pacific Life makes certain deductions from premiums before amounts are allocated to the Separate Account to help pay costs of distributing the policies and to pay state and local premium taxes, any other taxes that might be imposed, and to compensate Pacific Life for certain costs or lost investment opportunities resulting from amortization and delayed recognition of certain policy expenses for Federal income tax purposes. These deductions are not reflected in the accompanying financial statements.

The assets of each Variable Account (except for the Fidelity VIP Money Market Service Class Variable Account) invest in Class I shares of the corresponding Portfolios of the Pacific Select Fund ("PSF"). Each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors, LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF's Investment Advisory Agreement and pays a class-specific service fee to Pacific Select Distributors, Inc. ("PSD"), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF's Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF's Agreement for Support Services for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and service fee rates are disclosed in Note 6 in Notes to Financial Statements of PSF, which are provided separately. For the year ended December 31, 2014, PLFA received net advisory fees from the corresponding Portfolios of PSF at effective annual rates ranging from 0.05% to 0.80%, which are based on an annual percentage of average daily net assets of the Portfolios, and PSD received a service fee of 0.20% on Class I shares only, which is based on an annual percentage of average daily net assets of the Portfolios.

5. RELATED PARTY AGREEMENT

PSD serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.

6. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year or period ended December 31, 2014 were as follows:

Variable Accounts	Purchases	Sales	Variable Accounts	Purchases	Sales
High Yield Bond	$17,994	$18,597	Small-Cap Growth	$14,098	$1,441
Inflation Managed	2,708	53,053	Small-Cap Index	17,220	29,605
Managed Bond	2,896	127,787	Emerging Markets	3,048	19,054
Equity Index	38,878	21,915	International Value	9,855	32,772
Growth	4,015	7,420	Fidelity VIP Money Market Service Class (1)	227,028	3,601
Main Street Core	13,139	34,316

(1)	Operations commenced during 2014 (See Note 1).

7. FAIR VALUE MEASUREMENTS

The Separate Account characterizes its holdings in the Variable Accounts as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices (unadjusted) in active markets for identical holdings

Level 2 – Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 – Significant unobservable inputs that are not corroborated by observable market data

PACIFIC SELECT SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

The inputs or methodologies used for valuing the Variable Accounts' holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2014, the Variable Accounts' holdings as presented in the Statements of Assets and Liabilities on page 1 of this report were all categorized as Level 1 under the three-tier hierarchy of inputs.

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year or period ended December 31, 2014 and 2013 were as follows:

	2014			2013
Variable Accounts	Units Issued	Units Redeemed	Net Increase (Decrease )	Units Issued	Units Redeemed	Net Decrease
High Yield Bond	328	(288)	40	221	(680)	(459)
Inflation Managed	59	(985)	(926)	155	(795)	(640)
Managed Bond	55	(2,217)	(2,162)	697	(961)	(264)
Equity Index	605	(185)	420	—	(1,856)	(1,856)
Growth	66	(88)	(22)	—	(3,442)	(3,442)
Main Street Core	190	(450)	(260)	95	(5,528)	(5,433)
Small-Cap Growth	767	(61)	706	19	(320)	(301)
Small-Cap Index	840	(1,109)	(269)	227	(4,980)	(4,753)
Emerging Markets	90	(412)	(322)	41	(233)	(192)
International Value	371	(1,014)	(643)	1	(2,751)	(2,750)
Fidelity VIP Money Market Service Class (1)	22,779	(311)	22,468

(1)	Operations commenced during 2014 (See Note 1).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

Pacific Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of Pacific Select Separate Account of Pacific Life Insurance Company (the “Separate Account”) comprised of High Yield Bond, Inflation Managed, Managed Bond, Equity Index, Growth, Main Street® Core, Small-Cap Growth, Small-Cap Index, Emerging Markets, International Value, and Fidelity® VIP Money Market Service Class Variable Accounts (collectively, the “Variable Accounts”) as of December 31, 2014, the related statements of operations for the year or period then ended, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of mutual fund investments owned as of December 31, 2014 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Separate Account of Pacific Life Insurance Company as of December 31, 2014, the results of their operations for the year or period then ended, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

February 27, 2015

Pacific Life Insurance Company

Mailing Address:

P.O. Box 2030

Omaha, Nebraska 68103-2030

Annual Report as of December 31, 2014 for:

• Pacific Select Separate Account of Pacific Life Insurance Company

Form No.	15-21492-16